Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

SFY	SoFi Select 500 ETF
SFYX	SoFi Next 500 ETF
SFYF	SoFi 50 ETF
each listed on NYSE Arca, Inc.

GIGE	SoFi Gig Economy ETF
listed on The Nasdaq Stock Market, LLC
September 18, 2020
Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 30, 2020
Effective September 15, 2020, the following changes are applicable to the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF (collectively, the “Index ETFs”), and SoFi Gig Economy ETF (collectively with the Index ETFs, the “Funds”, and each, a “Fund”):
•CSat Investment Advisory, L.P., doing business as Exponential ETFs (“Exponential”), no longer serves as sub-adviser to the Funds. Accordingly, all references to Exponential as Sub-Adviser of the Funds and all references to the “Sub‑Adviser” in the Prospectus and SAI are removed.
•Toroso Investments, LLC (the “Adviser”), the Funds’ investment adviser, is responsible for the day-to-day management of each Fund’s portfolio.
Effective September 16, 2020, Charles A. Ragauss, CFA, formerly with Exponential, has joined the Adviser as a Portfolio Manager. Mr. Ragauss will continue as portfolio manager of each Fund, a position he has held since each Fund’s inception in 2019. Accordingly, all references to Mr. Ragauss as Chief Operating Officer for Exponential are replaced with disclosure reflecting his role as Portfolio Manager for the Adviser.
Michael Venuto, Chief Investment Officer for the Adviser, will continue in his role of portfolio manager of the SoFi Gig Economy ETF. In addition, effective September 18, 2020, David Dziekanski, Portfolio Manager for the Adviser, will also serve as a portfolio manager of the SoFi Gig Economy ETF.
In connection with the changes noted above, the following disclosures in the Funds’ Prospectus and SAI are being revised or added, as applicable.
The following disclosure replaces the “Management ‒ Portfolio Managers” section beginning on page 26 of the Prospectus:
The Index ETFs are managed by Charles A. Ragauss, CFA. The SoFi Gig Economy ETF is jointly managed by Michael Venuto, Charles A. Ragauss, CFA, and David Dziekanski.
Mr. Venuto is a co-founder and has been the Chief Investment Officer of the Adviser since 2012. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Mr. Ragauss serves as Portfolio Manager for the Adviser, having joined the Adviser in September 2020. Prior to joining the Adviser, Mr. Ragauss served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, he was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development, bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.
Mr. Dziekanski has 18 years of experience in the asset management industry, 14 years as a portfolio manager in the ETF space. He has been a Portfolio Manager and Partner at the Adviser since 2013. Previously, he was a portfolio manager and head of research and trading for Ladenburg Thalmann Asset Management, working on internal ETF-based models. Mr. Dziekanski co-founded Foursight Capital Partners in 2020 in the seed round venture space. Mr. Dziekanski earned a Triple Major degree in Applied Mathematics, Finance, and Economics from Washington University in St. Louis, and a Master of Science in Finance from Washington University in St. Louis.
CFA® is a registered trademark owned by the CFA Institute.
The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage, and the Portfolio Managers’ ownership of Shares.
The following disclosure replaces the first two paragraphs under “Proxy Voting Policies” beginning on page 21 of the SAI:
The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Funds.
In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.
The following disclosure replaces the first paragraph under “Portfolio Managers” on page 23 of the SAI:
Each Fund is managed by Charles A. Ragauss, CFA, Portfolio Manager for the Adviser. Additionally, the SoFi Gig Economy ETF is also co-managed by Michael Venuto, Chief Investment Officer of the Adviser, and David Dziekanski, Portfolio Manager for the Adviser.
The following disclosure is added to the “Portfolio Managers ‒ Other Accounts” section on page 24 of the SAI:
In addition to the SoFi Gig Economy ETF, Mr. Dziekanski managed the following other accounts as of August 31, 2020, none of which were subject to a performance-based management fee:

David Dziekanski

Type of Accounts	Total Number of Accounts	Total Assets of Accounts
Registered Investment Companies	11	$1,665,501,339
Other Pooled Investment Vehicles	0	0
Other Accounts	504	$270,205,647
AI:
The following disclosure is added to the “Portfolio Managers ‒ Portfolio Manager Fund Ownership” section on page 24 of the SAI:
As of September 1, 2020, Mr. Dziekanski did not beneficially own Shares of the Funds.
The following disclosure replaces the “Portfolio Managers ‒ Portfolio Manager Compensation” paragraph on page 24 of the SAI:
Portfolio Manager Compensation. Mr. Venuto is compensated by the Adviser with a base salary and a profit sharing plan. He is not directly compensated for his work with respect to the SoFi Gig Economy ETF. Mr. Venuto is an equity owner of the Adviser and therefore benefits indirectly from the revenue generated from the Funds’ Investment Advisory Agreement with the Adviser. Mr. Ragauss and Mr. Dziekanski are compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds.
All references to “Exponential” in the “Brokerage Transactions” section beginning on page 21 of the SAI are replaced with “the Adviser.”

Please retain this Supplement with your Prospectus and SAI for future reference